UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2003

FARMLAND INDUSTRIES, INC.

Debtor-in-possession as of May 31, 2002

(Exact name of registrant as specified in its charter)

Kansas	001-11629	44-0209330
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive
Kansas City, Missouri	64163-1244
(Address of principal executive offices)	(Zip Code)

816-713-7000

(Registrant's telephone number, including area code)

Not Changed

(Former name or former address, if changed since last report)

ITEM 2.            Acquisition or Disposition of Assets

Effective October 28, 2003, Farmland consummated the sale of substantially all of our pork marketing assets to KC Acquisition, Inc., a wholly owned subsidiary of Smithfield Foods, Inc.  As part of this transaction Farmland transferred and assigned to KC Acquisition The Farmland Industries, Inc. Employee Retirement Plan (the “Pension Plan”) and all the liabilities and obligations under the Pension Plan.  The sale of our pork marketing assets and transfer of the Pension Plan were in conjunction with our reorganization proceedings and were subject to approval by the bankruptcy court.  An auction was held for these assets during October 2003 and the final bid was approved by the Court on October 28, 2003.  This transaction resulted in the purchase of assets and inventories and the assumption of certain liabilities by the buyers for consideration of approximately $385.0 million.   As part of this transaction both the buyer and seller deposited $7.5 million in an escrow account until the final working capital calculation can be completed.  The sales proceeds will be held as cash reserves until such time as our plan of reorganization is consummated by the Court and distributions are made to the creditors.

ITEM 7.            Financial Statements and Exhibits

The following pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of our pork marketing assets and the assignment of the Pension Plan (collectively the “Pork Marketing Disposition”) on the historical financial position and operating results of Farmland.  These pro forma statements are presented on a disaggregated basis to illustrate the effects of the Pork Marketing Disposition, along with the previously reported dispositions of our crop production and beef marketing assets, on the historical financial position and operating results of Farmland.

The following pro forma condensed consolidated balance sheet of Farmland at May 31, 2003 gives effect to the Pork Marketing Disposition as if it had occurred on that date.  The pro forma condensed consolidated statements of operations for the nine months ended May 31, 2002 and 2003 and for the years ended August 31, 2000, 2001 and 2002 give effect to the Pork Marketing Disposition as if it had occurred as of the beginning of the earliest period presented.

The pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, Farmland’s historical consolidated financial statements, including the accompanying notes.  Those financial statements are included in our Quarterly Report on Form 10-Q for the nine months ended May 31, 2003 and our Annual Report on Form 10-K for the year ended August 31, 2002.  The pro forma condensed consolidated financial statements have also been derived from, and should be read in conjunction with, Farmland’s previous pro forma condensed consolidated financial statements, including accompanying notes.  These previous pro forma statements are included in our Current Reports on Form 8-K, dated June 4, 2003 and August 15, 2003.

The pro forma condensed consolidated financial statements are presented only for informational purposes.  As a result, the accompanying pro forma condensed consolidated financial statements are also not necessarily indicative of the financial position or results of operations of Farmland that would have occurred had the Pork Marketing Disposition been consummated as of the dates indicated.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

May 31, 2003

(UNAUDITED)

ASSETS

	May 31, 2003
		Pro Forma	Pro Forma
		Adjustment	Adjustment	Farmland
		Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Pro Forma
	(a)	(b)	(c)
	(Amounts in Thousands)

Current Assets:
Cash and cash equivalents	$0	$218,370	$356,972(5)	$575,342
Accounts receivable - trade (net of allowance for doubtful accounts of $16,123 at May 31, 2003)	266,144

		(130,856)	(73,746)(1)	61,542
Inventories	258,420	(57,851)	(118,180)(1)	82,389
Other current assets	76,345	(33,232)	2,960(1)(2)	46,073
Current assets from discontinued operations.	49,289	0	0	49,289
Total Current Assets	$650,198	$(3,569)	$168,006	$814,635

Investments and Long-term receivables	$213,933	$(696)	$0	$213,237

Property, Plant & Equipment:
Property, plant and equipment, at cost	$1,152,349	$(292,626)	$(354,017)(1)	$505,706
Less accumulated depreciation and
amortization	748,244	(132,628)	(202,397)(1)	413,219
Net Property, Plant & Equipment	$404,105	$(159,998)	$(151,620)	$92,487

Other Assets:
Goodwill	$28,289	$(15,787)	$(2,786)(1)	$9,716
Intangible assets	23,688	0	(22,642)(1)(7)	1,046
Other long-term assets	39,769	(2,114)	(34,200)(1)(3)(6)	3,455
Long-term assets from discontinued
operations	5,459	0	0	5,459
Total Other Assets	$97,205	$(17,901)	$(59,628)	$19,676

Total Assets	$1,365,441	$(182,164)	$(43,242)	$1,140,035

__

See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

May 31, 2003

(UNAUDITED)

LIABILITIES AND EQUITIES

	May 31, 2003
		Pro Forma	Pro Forma
		Adjustment	Adjustment	Farmland
		Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Pro Forma
	(a)	(b)	(c)
	(Amounts in Thousands)
Current Liabilities:
Checks and drafts outstanding	$22,125	$(22,125)	$0	$0
Current maturities of long-term debt	40,676	(38,139)	0	2,537
Accounts payable - trade	60,068	(22,539)	(11,210)(1)	26,319
Other current liabilities	125,936	(51,279)	(24,785)(1)	49,872
Current liabilities from discontinued
operations	12,251	0	0	12,251
Total Current Liabilities	$261,056	$(134,082)	$(35,995)	$90,979

Liabilities Subject to Compromise:
Liabilities subject to compromise	$814,514	$0	$0	$814,514
Liabilities subject to compromise from
discontinued operations	57,229	0	0	57,229
Total Liabilities Subject to Compromise	$871,743	$0	$0	$871,743

Long-Term Liabilities:
Long-term borrowings (excluding
current maturities)	$146,614	$(126,949)	$(3,939)(1)	$15,726
Other long-term liabilities	41,821	(2,230)	1,495(1)	41,086
Total Long-Term Liabilities	$188,435	$(129,179)	$(2,444)	$56,812

Minority Owners' Equity in Subsidiaries	$51,028	$(47,506)	$0	$3,522

Net Loss	$(435,415)	$0	$0	$(435,415)

Capital Shares and Equities:
Preferred shares, authorized 8,000,000 shares, 8% Series A
cumulative redeemable preferred shares,
stated at redemption value, $50
per share	$100,000	$0	$0	$100,000
Common shares authorized
50,000,000 shares, $25 par value	526,075	0	0	526,075
Accumulated other comprehensive income	106	0	0	106
Earned surplus and other equities	(197,587)	128,603	(4,803)(4)	(73,787)
Total Capital Shares and Equities	$428,594	$128,603	$(4,803)	552,394

Total Liabilities and Equities	$1,365,441	$(182,164)	$(43,242)	$1,140,035

See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

Farmland Industries, Inc. AND SUBSIDIARIES

(Debtors-In-Possession)

Notes to Pro Forma CONDENSED CONSOLIDATED Balance Sheet

(a)	Reflects Farmland's historical financial position at May 31, 2003.
(b)	Reflects pro forma adjustment to record the disposition of our beef marketing assets as reported in our Current Report on Form 8-K, dated August 15, 2003.
(c)	Pro forma adjustments to record the Pork Marketing Disposition as of May 31, 2003 reflect:
	1)	The sale of certain assets and inventories and the assumption of certain liabilities to KC Acquisition, Inc. for cash;
	2)	An escrow deposit for $7.5 million to be held until the final working capital calculation can be completed;
	3)	Reversal of book/tax timing differences related to assets sold to and liabilities assumed by the buyers, largely offset by an increase in the valuation allowance for our deferred tax assets;
	4)	The decrease in equity represents the loss we recognized on consummation of this transaction;
	5)	The proceeds from disposition of $385.0 million, net of $7.5 million escrow deposit and $20.5 million in lower proceeds from the sale of working capital had the sale been consummated on May 31, 2003;
	6)	The prepaid pension cost of $33.2 million was eliminated as a result of the transfer and assignment of the Pension Plan; and
	7)	The remaining $15.3 million in deferred costs associated with our enterprise-wide integrated software system was written off as it pertained entirely to our pork marketing operations being sold.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended August 31, 2000
		Pro Forma	Pro Forma	Pro Forma
		Adjustment	Adjustment	Adjustment	Farmland
		Crop Production	Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Disposition	Pro Forma
	(a)	(b)	(c)	(d)	(e)
	(Amounts in Thousands)
Sales	$9,794,575	$(889,238)	$(2,818,631)	$(1,676,540)	$4,410,166
Cost of sales	9,332,978	(887,139)	(2,704,629)	(1,496,014)	4,245,196

Gross income	$461,597	$(2,099)	$(114,002)	$(180,526)	$164,970

Selling, general and administrative expenses	(449,601)	27,325	21,864	164,677	(235,735)

Interest expense	(107,980)	16,782	3,612	31,211	(56,375)

Interest income	9,877	(52)	(496)	(142)	9,187

Other income (expense)	26,695	(25,829)	(580)	3,848	4,134

Equity in net income of investees	56,891	(10,016)	0	0	46,875

Minority owners' interest in net income
of subsidiaries	(24,996)	0	25,554	0	558

Loss from continuing operations before
income tax benefit	$(27,517)	$6,111	$(64,048)	$19,068	$(66,386)

Income tax benefit	18,136	0	1,100	0	19,236

Loss from continuing operations	$(9,381)	$6,111	$62,948	$19,068	$(47,150)

See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended August 31, 2001
		Pro Forma	Pro Forma	Pro Forma
		Adjustment	Adjustment	Adjustment	Farmland
		Crop Production	Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Disposition	Pro Forma
	(a)	(b)	(c)	(d)	(e)
	(Amounts in Thousands)

Sales	$9,197,314	$(637,492)	$(3,052,726)	$(1,657,938)	$3,849,158
Cost of sales	8,803,451	(618,230)	(2,944,519)	(1,492,929)	3,747,773

Gross income	$393,863	$(19,262)	$(108,207)	$(165,009)	$101,385

Selling, general and administrative expenses	(363,210)	19,256	25,210	158,143	(160,601)

Restructuring and other charges	(80,325)	0	0	17,396	(62,929)

Interest expense	(118,237)	24,476	2,742	31,545	(59,474)

Interest income	12,535	(494)	(588)	5	11,458

Other income (expense)	19,677	(31,267)	(293)	9,069	(2,814)

Equity in net income of investees	27,457	(7,136)	0	0	20,321

Minority owners' interest in net income
of subsidiaries	(23,164)	39	23,120	0	(5)

Loss from continuing operations before income tax benefit	$(131,404)	$(14,388)	$(58,016)	$51,149	$(152,659)

Income tax benefit	27,619	0	913	0	28,532

Loss from continuing operations	$(103,785)	$(14,388)	$(57,103)	$51,149	$(124,127)

See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Year Ended August 31, 2002
		Pro Forma	Pro Forma	Pro Forma
		Adjustment	Adjustment	Adjustment	Farmland
		Crop Production	Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Disposition	Pro Forma
	(a)	(b)	(c)	(d)	(e)
	(Amounts in Thousands)

Sales	$6,574,004	$(450,533)	$(3,217,359)	$(1,622,362)	$1,283,750
Cost of sales	6,330,287	(459,605)	(3,114,062)	(1,422,724)	1,333,896

Gross income	$243,717	$9,072	$(103,297)	$(199,638)	$(50,146)

Selling, general and administrative expenses	(339,599)	20,346	23,506	163,176	(132,571)

Restructuring and other charges	(51,876)	2,639	0	0	(49,237)

Interest expense	(82,886)	18,023	6,332	9,678	(48,853)

Interest income	251	25	(271)	64	69

Other income (expense)	(15,804)	5,828	(3,693)	12,330	(1,339)

Equity in net income of investees	34,124	(11,829)	943	0	23,238

Minority owners' interest in net income
of subsidiaries	(22,404)	0	22,527	0	123

Reorganization expense	(69,114)	9,368	0	(751)	(60,497)

Loss from continuing operations before
income tax expense	$(303,591)	$53,472	$(53,953)	$(15,141)	$(319,213)

Income tax expense	(5,521)	0	(1,053)	0	(6,574)

Loss from continuing operations	$(309,112)	$53,472	$(55,006)	$(15,141)	$(325,787)

See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Nine Months Ended May 31, 2002
		Pro Forma	Pro Forma
		Adjustment	Adjustment	Farmland
		Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Pro Forma
	(a)	(c)	(d)	(e)
	(Amounts in Thousands)

Sales	$4,644,583	$(2,385,948)	$(1,243,141)	$1,015,494
Cost of sales	4,486,546	(2,326,592)	(1,104,409)	1,055,545

Gross income	$158,037	$(59,356)	$(138,732)	$(40,051)

Selling, general and administrative expenses	(236,937)	17,191	120,574	(99,172)

Restructuring and other credits	(49,237)	0	0	(49,237)

Interest expense	(58,997)	4,895	8,218	(45,884)

Interest income	1,662	(95)	52	1,619

Other income (expense)	(1,368)	(4,128)	2,572	(2,924)

Equity in net income of investees	22,572	719	0	23,291

Minority owners' interest in net income of subsidiaries	(11,870)	11,859	0	(11)

Reorganization expense	(54,719)	0	0	(54,719)

Loss from continuing operations before
income tax benefit	$(230,857)	$(28,915)	$(7,316)	$(267,088)

Income tax benefit	54,764	0	0	54,764

Loss from continuing operations	$(176,093)	$(28,915)	$(7,316)	$(212,324)

See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

	Nine Months Ended May 31, 2003
		Pro Forma	Pro Forma
		Adjustment	Adjustment	Farmland
		Beef Marketing	Pork Marketing	Combined
	Farmland	Disposition	Disposition	Pro Forma
	(a)	(c)	(d)	(e)
	(Amounts in Thousands)

Sales	$4,834,785	$(2,621,845)	$(1,207,402)	$1,005,538
Cost of sales	4,610,713	(2,560,021)	(1,065,486)	985,206

Gross income	$224,072	$(61,824)	$(141,916)	$20,332

Selling, general and administrative expenses	(167,510)	18,747	110,741	(38,022)

Restructuring and other credits	557	0	0	557

Interest expense	(20,906)	3,707	3,788	(13,411)

Interest income	1,139	(437)	3	705

Other income (expense)	53,473	(2,778)	1,004	51,699

Equity in net income of investees	17,410	978	0	18,388

Minority owners' interest in net income of subsidiaries	(12,146)	12,027	0	(119)

Reorganization expense	(453,871)	0	18,029	(435,842)

Loss from continuing operations before
income tax benefit (expense)	$(357,782)	$(29,580)	$(8,351)	$(395,713)

Income tax benefit (expense)	0	0	0	0

Loss from continuing operations	$(357,782)	$(29,580)	$(8,351)	$(395,713)

See accompanying Notes to Pro Forma Condensed Consolidated Statement of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

NOTES TO PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED MAY 31, 2002 AND 2003 AND

YEARS ENDED AUGUST 31, 2000, 2001 AND 2002

(a)	Reflects Farmland's historical operating results for the nine months ended May 31, 2002 and 2003 and for the years ended August 31, 2000, 2001 and 2002.
(b)	Reflects pro forma adjustment to record the disposition of a significant portion of our domestic and foreign nitrogen assets as reported in our Current Report on Form 8-K, dated June 4, 2003.
(c)	Reflects pro forma adjustment to record the disposition of our beef marketing assets as reported in our Current Report on Form 8-K, dated August 15, 2003.
(d)	Pro forma adjustments to record the Pork Marketing Disposition for the nine months ended May 31, 2002 and 2003, and for the years ended August 31, 2000, 2001 and 2002 reflect the following directly identifiable items:
	1)	The effect of excluding sales, cost of sales, selling, general and administrative expenses, interest expense and other expenses associated with the Pork Marketing Disposition.
(e)	Based on information currently available, Management estimates that the transactions described in this filing will result in a loss, net of taxes, of approximately $4 million. This loss is not reflected in these pro forma statements of operations. This loss will be recognized in the first quarter ending November 30, 2003.

Exhibits

2.A	Amended and Restated Asset Sale and Purchase Agreement between Farmland Industries, Inc. and KC Acquisition, Inc., dated October 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FARMLAND INDUSTRIES, INC.
(Registrant)

By:	/s/ STEVEN R. RHODES
Steven R. Rhodes
Executive Vice President
and Chief Financial Officer

Date:  November 12, 2003

EXHIBIT INDEX

2.A	Amended and Restated Asset Sale and Purchase Agreement between Farmland Industries, Inc. and KC Acquisition, Inc., dated October 12, 2003.